                                                             Exhibit EX-23.g.1.a

                                     FORM OF
                                    FUND LIST
                                       to
                            GLOBAL CUSTODY AGREEMENT
                                     BETWEEN
                             JPMORGAN CHASE BANK AND
                             NATIONWIDE MUTUAL FUNDS
                               DATED APRIL 4, 2003

                         Effective [_____________], 2007

Fund Name

Nationwide Short Duration Bond Fund
Nationwide Large Cap Value Fund
Nationwide Small Cap Fund
Nationwide Fund
Nationwide Growth Fund
Nationwide Mid Cap Growth Leaders Fund
Nationwide S&P 500 Index Fund
Nationwide Money Market Fund
Nationwide Bond Fund
Nationwide Tax-Free Income Fund
Nationwide Government Bond Fund
Nationwide Value Opportunities Fund
NorthPointe Small Cap Value Fund
Nationwide U.S. Growth Leaders Fund
Nationwide Global Technology and Communications Fund
Nationwide Emerging Markets Fund
Nationwide International Growth Fund
Nationwide Worldwide Leaders Fund
Nationwide Global Health Sciences Fund
Nationwide Global Financial Services Fund
Nationwide Global Utilities Fund
Nationwide Leaders Fund
Nationwide Enhanced Income Fund
Nationwide Micro Cap Equity Fund
Nationwide Mid Cap Growth Fund
Nationwide Small Cap Index Fund
Nationwide International Index Fund
Nationwide Bond Index Fund
Nationwide Mid Cap Market Index Fund
Nationwide Investor Destinations Aggressive Fund
Nationwide Investor Destinations Moderately Aggressive Fund
Nationwide Investor Destinations Moderate Fund
Nationwide Investor Destinations Moderately Conservative Fund
Nationwide Investor Destinations Conservative Fund
Nationwide U.S. Growth Leaders Long-Short Fund
Nationwide China Opportunities Fund
Nationwide Global Natural Resources Fund
Nationwide Optimal Allocations Fund: Growth
Nationwide Optimal Allocations Fund: Moderate Growth
Nationwide Optimal Allocations Fund: Moderate
Nationwide Optimal Allocations Fund: Specialty
Nationwide Optimal Allocations Fund: Defensive
NorthPointe Small Cap Growth Fund
Nationwide Small Cap Leaders Fund
Nationwide Hedged Core Equity Fund
Nationwide Small Cap Growth Opportunities Fund
Nationwide Small Cap Value Fund
Nationwide Small Cap Core Fund
Nationwide Market Neutral Fund
Nationwide Destination 2010 Fund
Nationwide Destination 2015 Fund
Nationwide Destination 2020 Fund
Nationwide Destination 2025 Fund
Nationwide Destination 2030 Fund
Nationwide Destination 2035 Fund
Nationwide Destination 2040 Fund
Nationwide Destination 2045 Fund
Nationwide Destination 2050 Fund
Nationwide Retirement Income Fund
Nationwide U.S. Small Cap Value Fund
Nationwide International Fund